307480254 v2 Exhibit 10.3 NEUROCRINE BIOSCIENCES, INC. STOCK OPTION GRANT NOTICE (2011 EQUITY INCENTIVE PLAN) NEUROCRINE BIOSCIENCES, INC. (the “Company”), pursuant to its 2011 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Optionholder: Date of Grant: Vesting Commencement Date: Number of Shares Subject to Option: Exercise Price (Per Share): Total Exercise Price: Expiration Date: Type of Grant:  Incentive Stock Option1  Nonstatutory Stock Option Exercise Schedule: Vesting Schedule: Payment: By one or a combination of the following items (described in the Option Agreement):  By cash or check  Pursuant to a Regulation T Program if the Shares are publicly traded  By delivery of already-owned shares if the Shares are publicly traded  By net exercise2 Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges 1 If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option. 2 An Incentive Stock Option may not be exercised by a net exercise arrangement. The Company must have established net exercise procedures to utilize this method of payment. 307480254 v2 receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except in a writing signed by Optionholder and a duly authorized officer of the Company. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only: OTHER AGREEMENTS: NEUROCRINE BIOSCIENCES, INC. By: Signature Title: Date: OPTIONHOLDER: Date: ATTACHMENTS: Option Agreement, 2011 Equity Incentive Plan and Notice of Exercise 307480254 v2 Exhibit 10.3 NEUROCRINE BIOSCIENCES, INC. 2011 EQUITY INCENTIVE PLAN OPTION AGREEMENT (INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION) Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, NEUROCRINE BIOSCIENCES, INC. (the “Company”) has granted you an option under its 2011 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Option Agreement but defined in the Plan shall have the same definitions as in the Plan. The details of your option are as follows: 1. VESTING. (a) Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service, except as otherwise explicitly otherwise provided herein. (b) [For Employees and Directors, in the event of your termination of Continuous Service due to your death or Disability, as of such date your option will vest in accordance with the vesting schedule set forth in your Grant Notice as if you had provided an additional six (6) months of Continuous Service as of the date of your termination.] (c) [For Directors, in the event of a Corporate Transaction during your Continuous Service, your option will immediately fully vest.] (d) [For Employees, in the event of the Company’s involuntary termination of your Continuous Service without Cause upon or within the twelve (12) month period following a Corporate Transaction, your option will immediately fully vest.] 2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments. 3. EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. In the event that you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant specified in your Grant Notice, notwithstanding any other provision of your option. 4. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following: 307480254 v2 (a) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. (b) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. (c) Subject to approval by the Company and/or the Board, as applicable, at or prior to the time of exercise, if your option is a Nonstatutory Stock Option, by a “net exercise” arrangement, as provided in Section 5(c)(iv) of the Plan. 5. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock. 6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations. 7. TERM. You may not exercise your option before the commencement of its term or after its term expires. The term of your option commences on the Date of Grant and expires upon the earliest of the following: (a) immediately upon the termination of your Continuous Service for Cause; (b) [for an Employee, three (3) months after the termination of your Continuous Service for any reason other than Cause, Disability or death, provided that if during any part of such three (3)-month period you may not exercise your option solely because of the condition set forth in the preceding paragraph relating to “Securities Law Compliance,” your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;] (c) [for a Director, three (3) years after the termination of your Continuous Service for any reason other than Cause;] (d) [for a Consultant, thirty (30) days after the termination of your Continuous Service for any reason other than Cause, provided that if during any part of such thirty (30)-day period you may not exercise your option solely because of the condition set forth in the preceding paragraph

307480254 v2 relating to “Securities Law Compliance,” your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of thirty (30) days after the termination of your Continuous Service;] (e) [for an Employee, twelve (12) months after the termination of your Continuous Service due to your Disability;] (f) [for an Employee, eighteen (18) months after your death if you die during your Continuous Service;] (g) the Expiration Date indicated in your Grant Notice; or (h) the day before the tenth (10th) anniversary of the Date of Grant. Notwithstanding the foregoing, if you die during the period provided in Section 8(b) above, the term of your option shall not expire until the earlier of eighteen (18) months after your termination of your Continuous Service, the Expiration Date indicated in your Grant Notice, or the day before the tenth (10th) anniversary of the Date of Grant. If your option is an Incentive Stock Option, note that, to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment terminates. 8. EXERCISE. (a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require. (b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, or (2) the disposition of shares of Common Stock acquired upon such exercise. (c) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within 307480254 v2 two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option. 9. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option. In addition, if permitted by the Company you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust, provided that you and the trustee enter into a transfer and other agreements required by the Company. 10. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate. 11. WITHHOLDING OBLIGATIONS. (a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option. (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the maximum amount of tax required to be withheld by law (or such other amount as may be permitted while still avoiding classification of your option as a liability for financial accounting purposes). (c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied. 12. NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by 307480254 v2 the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. 13. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.